SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

July 14, 2004

(Date of earliest event reported)

Segmentz, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49606	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

18302 Highwoods Preserve Parkway Suite 100 Tampa, FL 33647

(Address of principal executive offices)

Registrant's telephone number, including area code:

(813) 989-2232

ITEM 5. OTHER EVENTS

The purpose of this Form 8-K is to file, as required by Item 5 of Form 8-K, the press release announcing our new Chief Financial Officer promotion.  The release is attached hereto as Exhibit 99.

ITEM 7. EXHIBITS

99.1	Press Release issued July 14, 2004 regarding notice of new Chief Financial Officer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEGMENTZ, INC.
By: /s/ John S. Flynn
John S. Flynn President
By: /s/ Andrew J. Norstrud
Andrew J. Norstrud Chief Financial Officer

DATED: July 14, 2004